                                                                   Exhibit 10.1


                             AMENDMENT TO AGREEMENT


This Amendment is effective as of May 17, 2000 by and between TBC CORPORATION ("TBC") and COOPER TIRE & RUBBER COMPANY ("COOPER") and modifies a certain Agreement dated January 1, 1994, by and between the parties hereto (the "Agreement"), as follows:

Section 2 of the Agreement shall be amended to include the following provisions at the end of that Section:

         "Without affecting any other provision herein, TBC and COOPER agree that with respect to the Sigma brand line of Tires to be manufactured and sold by COOPER and purchased by TBC, and subject to the conditions set forth in this
Article 2, Cooper shall purchase the following molds:


    SA Code                  Line Name                          New Molds                        Cost
    51                       Stampede Radial H/T                   10                       $  147,000
    21/46                    Stampede Radial A/S                   23                          338,100
    19/45                    Stampede Radial A/T                   25                          367,500
    08/09                    Sigma Supreme TR                      33                          458,700
    TOTALS:                                                        91                       $1,311,300

provided however, that Cooper's agreement to purchase such molds is based on TBC's commitment to increase its purchases of Tires from Cooper during the years 2000 through 2003 and to purchase equivalent units as follows:


    Year 1 (2000)                           4,591,620
    Year 2 (2001)                           4,678,445
    Year 3 (2002)                           4,769,611
    Year 4 (2003)                           4,865,336
    TOTAL:                                18,905,012

Cooper agrees that if TBC's aggregate purchases for the years 2000 through 2003 meet or exceed the total equivalent units of 18,905,012, promptly after December 31, 2003 Cooper shall sell the ninety-one (91) molds as set forth in this Article 2, and TBC shall buy such molds for the total purchase price of one dollar ($1.00); provided however, if TBC's aggregate purchases for the years 2000 through 2003 do not meet or exceed the total equivalent units of 18,905,012, promptly after December 31, 2003 Cooper shall sell the ninety-one
(91) molds as set forth in this Article 2, and TBC shall buy such molds for the total purchase price of $1,311,300; provided further, if the Agreement shall terminate prior to December 31, 2003 through no fault of Cooper, the purchase of the molds by TBC for $1,311,300 shall occur promptly upon such termination."

                             AMENDMENT TO AGREEMENT

The remaining terms and conditions of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.


ATTEST:                                           TBC CORPORATION

By:  /s/ Virginia Taylor                          By:   /s/ J. Glen Gravatt
   ------------------------                          --------------------------

                                                  Name:    J. Glen Gravatt
                                                       ------------------------

                                                  Title:    Sr. Vice President
                                                        -----------------------



ATTEST:                                           COOPER TIRE & RUBBER COMPANY

By:  /s/ John A. Zito                             By:   /s/ John Fahl
   -------------------------                         --------------------------

                                                  Name:    John Fahl
                                                       ------------------------

                                                  Title:    Vice President
                                                        -----------------------



                                                  By:  /s/  E.B. White
                                                     --------------------------

                                                  Name:    Eileen B. White
                                                       ------------------------

                                                  Title:    Controller
                                                        -----------------------


                                      -17-